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                                                                    EXHIBIT 99.2

                                  CERTIFICATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Financial Officer of M.D.C. Holdings, Inc. (the "Company") hereby certifies that the Report on Form 10-K of the Company for the fiscal year ended December 31, 2002, accompanying this certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Date: February 11, 2003.

                                             /s/ PARIS G. REECE III
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                                             Paris G. Reece III
                                             Chief Financial Officer